Exhibit 99.2

FGL Holdings (“F&G”) - An Operating Segment of Fidelity National Financial, Inc. (NYSE:FNF)
Financial Supplement
September 30, 2020
(Year Ended December 31)

The financial statements and financial exhibits included herein are unaudited. F&G is an operating segment of FNF and these financial statements and exhibits should be read in conjunction with the Company's periodic reports on Form 10-K, Form 10-Q and Form 8-K.

F&G (formerly NYSE:FG) was acquired by FNF (the "Business Combination") on June 1, 2020 ("Closing Date"). As a result of the Business Combination, F&G delisted from the NYSE and became a subsidiary of FNF. Our financial statement presentation includes the financial statements of F&G and its subsidiaries as a standalone entity ("Pre-Merger") for the periods prior to the completion of the Business Combination, and F&G and its subsidiaries as an operating segment of FNF ("Post-Merger") for periods from and after the Closing Date.

All dollar amounts are presented in millions.

Non-GAAP Financial Measures

This document contains certain non-GAAP financial measures commonly used in our industry that, together with the relevant GAAP measures, may enhance a user’s ability to analyze the Company's operating performance and capital position for the periods presented. These measures should be considered supplementary to our results in accordance with GAAP and should not be viewed as a substitute for the GAAP measures and are not intended to replace GAAP financial results. Our non-GAAP measures may not be comparable to similarly titled measures of other organizations because other organizations may not calculate such non-GAAP measures in the same manner.

F&G - An Operating Segment of FNF
Financial Supplement - September 30, 2020
(All periods are unaudited)

F&G - An Operating Segment of FNF
Financial Supplement - September 30, 2020
(All periods are unaudited)

Consolidated Financial Highlights

	Three months ended	One month ended	Two months ended	Three months ended
	September 30, 2020	June 30, 2020	May 31, 2020	March 31, 2020	December 31, 2019	September 30, 2019
	Post-Merger	Post-Merger	Pre-Merger	Pre-Merger	Pre-Merger	Pre-Merger
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Select Income Statement Data:
Net earnings (loss) attributable to common shareholders	38	(39)	19	(346)	217	58

Adjusted net earnings (loss) attributable to common shareholders (1)	74	33	40	33	94	79

Select Metrics:

Average Assets Under Management ("AAUM") (1)	26,990	26,582	29,285	28,924	28,332	27,871

Net investment spread (1)	2.62%	3.50%	1.92%	2.24%	2.41%	2.05%

Sales
FIA	815	244	622	831	795	590
Fixed rate annuities (MYGA)	253	14	33	114	126	107
Institutional spread based	—	—	—	100	—	100
Total annuity	1,068	258	655	1,045	921	797
Index universal life	14	4	8	11	11	9
Flow reinsurance	51	34	108	122	122	108
Total Sales	$1,133	$296	$771	$1,178	$1,054	$914
(1) Refer to "Non-GAAP Financial Measures Definitions"

F&G - An Operating Segment of FNF
Financial Supplement - September 30, 2020
(All periods are unaudited)

Appendix to Consolidated Financial Highlights
Effective June 1, 2020, certain blocks of business were designated as discontinued operations by FNF. Amounts related to these blocks of business are presented herein as adjustments to key financial metrics, solely for comparison between Pre-Merger and Post-Merger periods. See FNF 10Q for further discussion on discontinued operations.

	Three months ended	One month ended	Two months ended	Three months ended
	September 30, 2020	June 30, 2020	May 31, 2020	March 31, 2020	December 31, 2019	September 30, 2019
	Post-Merger	Post-Merger	Pre-Merger	Pre-Merger	Pre-Merger	Pre-Merger
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Select Income Statement Data:
Net earnings (loss) attributable to common shareholders	38	(39)	19	(346)	217	$58
Less: discontinued operations [(earnings)/loss]	28	(5)	(22)	155	(46)	(14)
As adjusted for discontinued operations	66	(44)	(3)	(191)	171	44

Adjusted net earnings (loss) attributable to common shareholders (1)	74	33	40	33	94	79
Less: discontinued operations [(earnings)/loss]	—	—	8	26	(4)	(18)
As adjusted for discontinued operations	74	33	48	59	90	61
Less: Notable items [(unfavorable)/favorable] (2)	10	8	5	(6)	15	2
As adjusted for discontinued operations and notable items	$64	$25	$43	$65	$75	$59

Select Metrics:

AAUM (1)	26,990	26,582	29,285	28,924	28,332	27,871
Less: discontinued operations	—	—	(2,236)	(2,266)	(2,183)	(2,040)
As adjusted for discontinued operations	26,990	26,582	27,049	26,658	26,149	25,831

Net investment spread (1)	2.62%	3.50%	1.92%	2.24%	2.41%	2.05%
Less: discontinued operations [(earnings)/loss] (3)	—%	—%	0.13%	0.09%	0.03%	0.07%
As adjusted for discontinued operations	2.62%	3.50%	2.05%	2.33%	2.44%	2.12%
(1) Refer to "Non-GAAP Financial Measures Definitions"
(2) Notable items from continuing operations. For full list of notable items, refer to page 8 "Notable Items"
(3) Subsequent to the release of the Quarterly Financial Supplement dated August 4, 2020, management identified an immaterial adjustment that was needed to reflect the correct amount in the prior period. Periods affected were the two months ended May 31, 2020 and the three months ended March 31, 2020 and September 30, 2019

F&G - An Operating Segment of FNF
Financial Supplement - September 30, 2020
(All periods are unaudited)

Condensed Consolidated Balance Sheets

	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019
	Post-Merger	Post-Merger	Pre-Merger	Pre-Merger	Pre-Merger
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Assets
Investments:
Fixed maturity securities available for sale, at fair value, net of allowance for credit losses of $13 at September 30, 2020	$24,218	$23,014	$21,140	$23,726	$23,907
Preferred securities, at fair value	917	875	873	1,001	1,027
Equity securities, at fair value	54	54	42	70	70
Derivative investments	381	333	188	587	454
Mortgage loans, net of allowance for credit losses of $35 at September 30, 2020	1,614	1,749	1,769	1,267	836
Investments in unconsolidated affiliates (a)	1,125	1,045	1,071	1,013	923
Other long-term investments	438	432	421	289	155
Short-term investments	34	38	36	38	37
Total investments	$28,781	27,540	25,540	27,991	27,409
Cash and cash equivalents	1,014	909	740	931	953
Trade and notes receivables	2	2	1	1	1
Funds withheld for reinsurance receivable, at fair value	—	—	2,050	2,172	2,045
Reinsurance recoverable, net of allowance for credit losses of $22 at September 30, 2020	3,152	3,182	3,186	3,213	3,250
Goodwill (a)	1,731	1,725	467	467	467
Prepaid expenses and other assets	448	381	384	355	435
Lease assets	7	8	9	9	3
Other intangible assets, net (a)	1,956	2,060	2,070	1,495	1,438
Property and equipment, net	7	2	2	2	1
Income taxes receivable	19	24	23	15	21
Deferred tax asset (a)	107	180	264	61	92
Assets of discontinued operations	2,618	2,502	—	—	—
Total assets	$39,842	$38,515	$34,736	$36,712	$36,115
(a) These line items included adjustments that were recorded during the remeasurement period subsequent to the June 1, 2020 acquisition. The following adjustments were recorded as of the opening balance sheet at June 1, 2020 during the quarter ending, September 30, 2020: Investment in unconsolidated affiliates, $31, Goodwill, $6, Other intangible assets, net, ($37), and Deferred tax asset, ($3).

F&G - An Operating Segment of FNF
Financial Supplement - September 30, 2020
(All periods are unaudited)

Condensed Consolidated Balance Sheets (continued)
	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019
	Post-Merger	Post-Merger	Pre-Merger	Pre-Merger	Pre-Merger
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Liabilities and Shareholders' Equity
Contractholder funds (a)	27,488	26,628	26,226	25,684	25,355
Future policy benefits	4,048	4,092	5,658	5,735	5,714
Accounts payable and accrued liabilities	1,056	983	1,007	1,167	1,088
Notes payable	589	589	543	542	542
Funds withheld for reinsurance liabilities	814	817	821	831	838
Lease liabilities	12	13	9	9	3
Liabilities of discontinued operations	2,462	2,347	—	—	—
Total liabilities	36,469	35,469	34,264	33,968	33,540

Shareholders' equity:
Additional paid-in-capital	2,739	2,737	2,041	2,032	2,022
Retained earnings (accumulated deficit)	(1)	(39)	(72)	300	85
Accumulated other comprehensive income (loss)	635	348	(1,428)	481	520
Treasury stock	—	—	(69)	(69)	(52)
Total shareholders' equity	3,373	3,046	472	2,744	2,575
Total liabilities and shareholders' equity	$39,842	$38,515	$34,736	$36,712	$36,115
(a) This line item included a $3 adjustment that was recorded as of the opening balance sheet at June 1, 2020 during the quarter ending, September 30, 2020.

Reconciliation of Total Shareholders' Equity to Common Shareholders' Equity Excluding AOCI

	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019
	Post-Merger	Post-Merger	Pre-Merger	Pre-Merger	Pre-Merger
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Total shareholders' equity	3,373	3,046	472	2,744	2,575
Equity attributable to preferred shareholders (1)	—	—	446	438	430
Common shareholders' equity (1)	3,373	3,046	26	2,306	2,145
AOCI	762	348	(1,428)	481	520
Total common shareholders' equity excluding AOCI (1)	$2,611	$2,698	$1,454	$1,825	$1,625
(1) Refer to "Non-GAAP Financial Measures Definitions"

F&G - An Operating Segment of FNF
Financial Supplement - September 30, 2020
(All periods are unaudited)
Condensed Consolidated Statements of Operations

	Three months ended	One month ended	Two months ended	Three months ended
	September 30, 2020	June 30, 2020	May 31, 2020	March 31, 2020	December 31, 2019	September 30, 2019
	Post-Merger	Post-Merger	Pre-Merger	Pre-Merger	Pre-Merger	Pre-Merger
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Revenues:
Life insurance premiums and other fees (a)	$60	$20	$52	$41	$43	$51
Interest and investment income	305	111	111	316	324	301
Recognized gains and losses, net	77	(7)	257	(692)	196	103
Total revenues	442	124	420	(335)	563	455
Benefits and expenses:
Benefits and other changes in policy reserves	251	155	356	(41)	119	331
Personnel costs	23	9	15	21	21	17
Other operating expenses	33	12	40	74	64	28
Depreciation and amortization	56	3	1	(60)	78	14
Interest expense	7	3	5	8	8	8
Total benefits and expenses	370	182	417	2	290	398

Pre-tax earnings (loss) from continuing operations	72	(58)	3	(337)	273	57
Federal income tax expense	(5)	14	17	(1)	(48)	9
State income tax expense	(1)	—	(1)	—	—	(1)
Net earnings (loss) from continuing operations	66	(44)	19	(338)	225	65
Earnings from discontinued operations, net of tax	(28)	5	—	—	—	—
Less Preferred stock dividend	—	—	—	(8)	(8)	(7)
Net earnings (loss) attributable to common shareholders	$38	$(39)	$19	$(346)	$217	$58
(a) Included within "Escrow, title-related and other fees" in FNF 10-Q

F&G - An Operating Segment of FNF
Financial Supplement - September 30, 2020
(All periods are unaudited)

Reconciliation from Net Earnings (Loss) to Adjusted Net Earnings (1)

	Three months ended	One month ended	Two months ended	Three months ended
	September 30, 2020	June 30, 2020	May 31, 2020	March 31, 2020		December 31, 2019	September 30, 2019
	Post-Merger	Post-Merger	Pre-Merger	Pre-Merger		Pre-Merger	Pre-Merger
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)		(Unaudited)	(Unaudited)
Net earnings (loss) from continuing operations	$66	$(44)	$19	$(338)		$225	$65
Less Preferred stock dividend	—	—	—	(8)		(8)	(7)
Net earnings (loss) from continuing operations attributable to common shareholders	$66	$(44)	$19	$(346)		$217	$58
Non-GAAP adjustments (1):
Recognized (gains) and losses, net	(15)	46	68	94		(34)	(26)
Indexed product related derivatives	14	43	(28)	287		(134)	63
Purchase price amortization	7	2	—	—		—	—
Transaction costs and other non-recurring items	10	7	4	34		11	(6)
Income taxes on non-GAAP adjustments	(8)	(21)	(23)	(36)		34	(10)
Adjusted net earnings from continuing operations attributable to common shareholders (1) (2)	$74	$33	$40	$33	0	$94	$79

Notable Items
Each quarterly reporting period, we identify notable items that help explain the trends in our Net earnings (loss) from continuing operations attributable to common shareholders and Adjusted net earnings (loss) from continuing operations attributable to common shareholders as we believe these items provide further clarity to the financial performance of the business.

	Three months ended	One month ended	Two months ended	Three months ended
	September 30, 2020	June 30, 2020	May 31, 2020	March 31, 2020	December 31, 2019	September 30, 2019
	Post-Merger	Post-Merger	Pre-Merger	Pre-Merger	Pre-Merger	Pre-Merger
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Adjusted net earnings from continuing operations attributable to common shareholders (1) (2)	$74	$33	$40	$33	$94	$79
Notable items [(unfavorable)/favorable]
Project expenses (a)	—	—	(2)	(2)	(10)	—
Single premium immediate annuities ("SPIA") mortality & other reserve adjustments (b)	10	4	6	(5)	15	(2)
Assumption review and unlocking (c)	—	—	(4)	—	4	7
Other (d)	—	4	5	(25)	15	15
(1) Refer to "Non-GAAP Financial Measures Definitions"
(2) Subsequent to the release of the Quarterly Financial Supplement dated August 4, 2020, management identified a $4 adjustment that was needed to reflect the correct adjusted net earnings amount in the one month ended June 30, 2020.
(a) Costs incurred during research and exploration of potential merger or acquisition of a business or a group of insurance policies via asset acquisition or (inforce) reinsurance agreement.
(b) The release of annuity reserves associated with mortality of annuitants, which varies due to timing, volume and severity of experience, and other reserve adjustments.
(c) Reflects unlocking from updating our DAC, VOBA, DSI and cost of reinsurance amortization models for actual experience and equity market fluctuations. Also, annually in the 3rd calendar quarter, we complete our Annual Assumption Review & Unlocking process by adjusting our valuation assumptions to align with actual experience.
(d) Bond prepayment income, changes in tax valuation, and other net activity.

F&G - An Operating Segment of FNF
Financial Supplement - September 30, 2020
(All periods are unaudited)

Adjusted Net Earnings Statement (1)

	Three months ended	One month ended	Two months ended	Three months ended
	September 30, 2020	June 30, 2020	May 31, 2020	March 31, 2020	December 31, 2019	September 30, 2019
	Post-Merger	Post-Merger	Pre-Merger	Pre-Merger	Pre-Merger	Pre-Merger
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Revenues:
Life insurance premiums and other fees (a)	$60	$20	$42	$53	$44	$49
Interest and investment income (b)	314	120	200	317	324	301
Recognized gains and losses, net (c)	(1)	1	22	(34)	23	5
Total revenues	373	141	264	336	391	355
Benefits and expenses:
Benefits and other changes in policy reserves (d)	177	62	131	161	151	175
Personel costs	23	9	15	21	21	17
Other operating expenses (e)	23	6	37	41	53	35
Depreciation and amortization (f)	56	21	32	27	42	34
Interest expense	7	3	5	8	8	8
Total benefits and expenses	286	101	220	258	275	269

Pre-tax earnings (loss) from continuing operations	87	40	44	78	116	86
Federal income tax expense	(12)	(7)	(5)	(37)	(14)	—
State income tax expense	(1)	—	1	—	—	—
Adjusted net earnings	74	33	40	41	102	86
Less: Preferred stock dividend	—	—	—	(8)	(8)	(7)
Adjusted net earnings from continuing operations attributable to common shareholders (1) (2)	$74	$33	$40	$33	$94	$79
Notable items included in adjusted net earnings attibutable to common shareholders (3)	$10	$8	$5	$(32)	$24	$20

(1) Refer to "Non-GAAP Financial Measures Definitions"
(2) Subsequent to the release of the Quarterly Financial Supplement dated August 4, 2020, management identified a $4 adjustment that was needed to reflect the correct adjusted earnings amount in the one month ended June 30, 2020.
(3) Refer to page 8 "Notable Items" for further detail of notable items.
(a) Life insurance premiums and other fees are included within "Escrow, title-related and other fees" in FNF 10-Q, and have been adjusted here to remove the effect of cost of reinsurance.
(b) Interest and investment income has been adjusted to remove the market volatility on the alternative investment portfolio for periods after March 31, 2020.
(c) Recognized gains and losses (net) have been adjusted to remove the effect of recognized (gains) losses including changes in allowance for expected credit losses and OTTI; changes in fair values of indexed product related derivatives and embedded derivatives, net of hedging costs; and the change in fair value of the reinsurance related embedded derivative.
(d) Benefits and other changes in policy reserves has been adjusted to remove the effects of the changes in fair values of indexed product embedded derivatives, changes in allowance for expected credit losses on reinsurance recoverables, the fair value impacts of assumed reinsurance, and changes in the SOP 03-1 reserve resulting from the adjustments above, as applicable.
(e) Other operating expenses have been adjusted to remove the effects of transaction costs.
(f) Depreciation and amortization has been adjusted to remove the impact on DAC, VOBA, and DSI of the adjustments above, as applicable, and purchase price amortization.

F&G - An Operating Segment of FNF
Financial Supplement - September 30, 2020
(All periods are unaudited)
Financial Strength Ratings

	A.M. Best	S&P	Moody's	Fitch
Holding Company Ratings
FGL Holdings
Issuer Credit / Default Rating	Not Rated	BBB-	Ba2	BBB
Outlook		Stable	Stable	Stable
CF Bermuda Holdings Limited
Issuer Credit / Default Rating	Not Rated	BBB-	Ba1	BBB
Outlook		Stable	Stable	Stable
Fidelity & Guaranty Life Holdings, Inc.
Issuer Credit / Default Rating	bbb-	BBB-	Not Rated	BBB
Outlook	Stable	Stable		Stable
Senior Unsecured Notes	bbb-	BBB	Baa2	BBB
Outlook	Stable		Stable

Operating Subsidiary Ratings
Fidelity & Guaranty Life Insurance Company
Financial Strength Rating	A-	A-	Baa1	A-
Outlook	Stable	Stable	Stable	Stable
Fidelity & Guaranty Life Insurance Company of New York
Financial Strength Rating	A-	A-	Not Rated	A-
Outlook	Stable	Stable		Stable
F&G Life Re Ltd
Financial Strength Rating	Not Rated	A-	Baa1	A-
Outlook		Stable	Stable	Stable
F&G Cayman Re Ltd
Financial Strength Rating	Not Rated	Not Rated	Not Rated	A-
Outlook				Stable
F&G Reinsurance Ltd (1)
Financial Strength Rating	A-	Not Rated	Not Rated	BBB
Outlook	Under Review			Evolving

(1) Rating outlook reflects classification of F&G Reinsurance Ltd as discontinued operations in 2Q20

F&G - An Operating Segment of FNF
Financial Supplement - September 30, 2020
(All periods are unaudited)

Total Product Net Investment Spread
	Three months ended	One month ended	Two months ended	Three months ended
	September 30, 2020	June 30, 2020	May 31, 2020	March 31, 2020	December 31, 2019	September 30, 2019
	Post-Merger	Post-Merger	Pre-Merger	Pre-Merger	Pre-Merger	Pre-Merger
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Net investment income	$305	$111	$111	$316	$324	$301
AAUM (1)	26,990	26,582	29,285	28,924	28,332	27,871
Yield on AAUM (1)	4.52%	5.01%	2.27%	4.38%	4.57%	4.32%
Alternative investment yield adjustment (1)	0.13%	0.41%	1.83%
Adjusted Yield on AAUM (1)	4.65%	5.42%	4.10%

Interest credits	$67	$21	$53	$76	$76	$79
Option & futures costs	$64	$19	43	60	63	63
Total interest credited and option costs	$131	$40	$96	$136	$139	$142
Average account value	25,688	25,330	26,463	25,453	25,476	25,049
Interest credited & option cost	2.03%	1.92%	2.18%	2.14%	2.16%	2.27%
Net investment spread (1)	2.62%	3.50%	1.92%	2.24%	2.41%	2.05%

(1) Refer to "Non-GAAP Financial Measures Definitions" for further details. Periods after April 1, 2020 include alternative investment yield adjustment.

F&G - An Operating Segment of FNF
Financial Supplement - September 30, 2020
(All periods are unaudited)

FIA Net Investment Spread
	Three months ended	One month ended	Two months ended	Three months ended
	September 30, 2020	June 30, 2020	May 31, 2020	March 31, 2020	December 31, 2019	September 30, 2019
	Post-Merger	Post-Merger	Pre-Merger	Pre-Merger	Pre-Merger	Pre-Merger
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Net investment income	$229	$68	$57	$216	$223	$196
AAUM (1)	18,312	18,267	18,623	18,111	17,628	17,120
Yield on AAUM (1)	5.00%	4.47%	1.84%	4.77%	5.06%	4.57%
Alternative investment yield adjustment (1) (a)	0.20%	0.59%	2.67%
Adjusted Yield on AAUM (1)	5.20%	5.06%	4.51%

Interest credits	$14	$4	$8	$13	$14	$13
Option & futures costs	$64	$19	$43	$60	$63	$63
Total interest credited and option costs	78	23	51	73	77	76
Average account value	17,948	17,688	17,501	17,065	16,565	16,213
Interest credited & option cost	1.73%	1.59%	1.76%	1.72%	1.85%	1.88%
Net investment spread	3.47%	3.47%	2.75%	3.05%	3.21%	2.69%

(1) Refer to "Non-GAAP Financial Measures Definitions" for further details. Periods after April 1, 2020 include alternative investment yield adjustment.

F&G - An Operating Segment of FNF
Financial Supplement - September 30, 2020
(All periods are unaudited)

Average Assets Under Management Rollforward

	Three months ended	One month ended	Two months ended	Three months ended
	September 30, 2020	June 30, 2020	May 31, 2020	March 31, 2020	December 31, 2019	September 30, 2019
	Post-Merger	Post-Merger	Pre-Merger	Pre-Merger	Pre-Merger	Pre-Merger
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
AAUM at beginning of period (1)	$26,582	$26,529	$28,924	$28,332	$27,871	$27,388
Net new business sales	431	66	473	600	494	484
Net reinsurance transactions and other	(23)	(13)	(112)	(8)	(33)	(1)
AAUM at end of period	$26,990	$26,582	$29,285	$28,924	$28,332	$27,871
(1) Beginning balance for June 30, 2020 represents assets under management at June 1, 2020 and reflects $2.3 billion decrease from the exclusion of discontinued operations and $0.5 billion decrease from purchase accounting mark-to-market effect as compared to the May 31, 2020 ending balance.

Annuity Account Balance Rollforward (a)

	Three months ended	One month ended	Two months ended	Three months ended
	September 30, 2020	June 30, 2020	May 31, 2020	March 31, 2020	December 31, 2019	September 30, 2019
	Post-Merger	Post-Merger	Pre-Merger	Pre-Merger	Pre-Merger	Pre-Merger
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Account balances at beginning of period:	$21,442	$21,332	$20,999	$20,402	$20,052	$19,701
Net deposits	1,046	245	675	940	920	696
Surrenders, withdrawals, deaths, etc.	(482)	(161)	(381)	(452)	(675)	(420)
Net flows	564	84	294	488	245	276

Premium and interest bonuses	17	4	12	17	19	16
Fixed interest credited and index credits	114	29	50	123	118	86
Guaranteed product rider fees	(31)	(7)	(23)	(31)	(32)	(27)
Account balance at end of period	$22,106	$21,442	$21,332	$20,999	$20,402	$20,052
(a) The rollforward reflects the vested account balance of our fixed index annuities and fixed rate annuities, net of reinsurance.

F&G - An Operating Segment of FNF
Financial Supplement - September 30, 2020
(All periods are unaudited)

Annuity Liability Characteristics

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	September 30, 2020
	(Unaudited)
SURRENDER CHARGE PERCENTAGES:
No surrender charge	$408	$2,335
0.0% < 2.0%	8	44
2.0% < 4.0%	20	433
4.0% < 6.0%	585	1,631
6.0% < 8.0%	1,392	2,237
8.0% < 10.0%	1,534	4,396
10.0% or greater	2	7,081
	$3,949	$18,157

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	September 30, 2020
	(Unaudited)
CREDITED RATE (INCLUDING BONUS INTEREST) VS. ULTIMATE MINIMUM GUARANTEED RATE DIFFERENTIAL:
No differential	$489	$1,274
0.0% - 1.0%	216	1,425
1.0% - 2.0%	950	33
2.0% - 3.0%	2,294	1
Allocated to index strategies	—	15,424
	$3,949	$18,157

F&G - An Operating Segment of FNF
Financial Supplement - September 30, 2020
(All periods are unaudited)

Summary of Invested Assets by Asset Class

	September 30, 2020			December 31, 2019
	Post-Merger			Pre-Merger
	(Unaudited)			(Unaudited)
	Amortized Cost	Fair Value	Percent	Amortized Cost	Fair Value	Percent
Fixed maturity securities, available for sale:
United States Government full faith and credit	$38	$38	—%	$33	$34	—%
United States Government sponsored entities	112	113	—%	133	134	—%
United States municipalities, states and territories	1,303	1,356	5%	1,284	1,343	5%
Foreign Governments	134	143	—%	138	155	1%
Corporate securities:
Finance, insurance and real estate	4,192	4,360	15%	4,038	4,234	15%
Manufacturing, construction and mining	841	901	3%	739	771	3%
Utilities, energy and related sectors	2,435	2,533	9%	2,345	2,452	9%
Wholesale/retail trade	1,822	1,929	7%	1,576	1,617	6%
Services, media and other	2,547	2,656	9%	2,353	2,523	9%
Hybrid securities	926	964	3%	983	1,027	4%
Non-agency residential mortgage-backed securities	733	735	3%	784	820	3%
Commercial mortgage-backed securities	2,482	2,751	10%	2,788	2,922	10%
Asset-backed securities	1,590	1,659	6%	1,774	1,813	6%
CLO securities	3,936	4,079	14%	3,946	3,881	14%
Alternative investments	1,121	1,125	4%	1,084	1,077	4%
Equity securities	940	972	3%	999	1,002	4%
Commercial mortgage loans	546	560	2%	422	435	1%
Residential mortgage loans	1,103	1,079	4%	845	848	3%
Other (primarily derivatives and policy loans)	780	814	3%	628	867	3%
Short term investments	34	34	—%	38	38	—%
Total (a)	$27,615	$28,801	100%	$26,930	$27,993	100%
(a) Asset duration, including cash and cash equivalents, of 6.62 years and 6.63 years vs. liability duration of 6.24 years and 6.80 years for the periods ending September 30, 2020 and December 31, 2019, respectively.

F&G - An Operating Segment of FNF
Financial Supplement - September 30, 2020
(All periods are unaudited)

Credit Quality of Fixed Maturity Securities

	September 30, 2020
	(Unaudited)
NAIC Designation	Fair Value	Percent
1	$12,659	52%
2	9,712	40%
3	1,335	6%
4	374	2%
5	137	—%
6	1	—%
	$24,218	100%

	September 30, 2020
	(Unaudited)
Rating Agency Rating	Fair Value	Percent
AAA	$530	2%
AA	1,602	7%
A	6,576	27%
BBB	8,977	37%
Not rated	4,266	18%
Total investment grade	21,951	91%
BB	1,581	7%
B and below	570	2%
Not rated	116	—%
Total below investment grade	2,267	9%
	$24,218	100%

F&G - An Operating Segment of FNF
Financial Supplement - September 30, 2020
(All periods are unaudited)
Summary of Residential Mortgage Backed Securities by Collateral Type and NAIC Designation

	September 30, 2020
	(Unaudited)
Total by collateral type	Amortized Cost	Fair Value
Government agency	$111	$111
Prime	546	547
Subprime	77	77
Alt-A	112	113
	$846	$848

	September 30, 2020
	(Unaudited)
Total by NAIC designation	Amortized Cost	Fair Value
1	$817	$818
2	19	19
3	1	1
4	9	10
5	—	—
	$846	$848

F&G - An Operating Segment of FNF
Financial Supplement - September 30, 2020
(All periods are unaudited)
Top 10 Holdings by Issuers

	September 30, 2020
	(Unaudited)
Issuer (a):	Fair Value	Percentage of Total Invested Assets
HP Enterprise Co	$136	0.5%
HSBC Holdings	131	0.4%
Verizon Communications Inc.	114	0.4%
Entergy Corp	114	0.4%
AT&T Inc.	112	0.4%
Metropolitan Transportation Authority (NY)	110	0.4%
Nationwide Mutual Insurance Company	109	0.4%
Blackstone Div Alt Issuer	108	0.4%
CVI CVF III Master Fund II LL	106	0.4%
Catholic Health Initiatives	105	0.4%
(a) Issuers excluding U.S. Governmental securities.
Top 5 Reinsurers

		September 30, 2020
		(Unaudited)
		Financial Strength Rating
Parent Company/Principal Reinsurers	Reinsurance Recoverable (a)	AM Best	S&P	Fitch	Moody's
Wilton Re	$1,467	A+	Not Rated	A+	Not Rated
Kubera Insurance (SAC) Ltd	821	Not Rated	Not Rated	Not Rated	Not Rated
Security Life of Denver	152	Not Rated	A+	A	A3
Hannover Re	128	A+	AA-	Not Rated	Not Rated
London Life	125	A+	Not Rated	Not Rated	Not Rated
(a) Reinsurance recoverables do not include unearned ceded premiums that would be recovered in the event of early termination of certain traditional life policies.

F&G - An Operating Segment of FNF
Financial Supplement - September 30, 2020
(All periods are unaudited)
Non-GAAP Financial Measures Definitions
The following represents the definitions of non-GAAP measures used by F&G, as an operating segment of FNF:

Adjusted Net Earnings
Adjusted Net Earnings is a non-GAAP economic measure we use to evaluate financial performance each period. Adjusted net earnings is calculated by adjusting net earnings (loss) from continuing operations to eliminate:
(i) Recognized (gains) and losses, net: the impact of net investment gains/losses, including changes in allowance for expected credit losses and other than temporary impairment ("OTTI") losses, recognized in operations; the impact of market volatility on the alternative asset portfolio; and the effect of changes in fair value of the reinsurance related embedded derivative;
(ii) Indexed product related derivatives: the impacts related to changes in the fair value, including both realized and unrealized gains and losses, of index product related derivatives and embedded derivatives, net of hedging cost, and the fair value accounting impact of assumed reinsurance,
(iii) Purchase price amortization: the impacts related to the amortization of certain intangibles (internally developed software, trademarks and value of distribution asset (VODA)) recognized as a result of acquisition activities, and
(iv) Transaction costs: the impacts related to acquisition, integration and merger related items.

Adjustments to Adjusted Net Earnings are net of the corresponding impact on amortization of intangibles, as appropriate. The income tax impact related to these adjustments is measured using an effective tax rate, as appropriate by tax jurisdiction. While these adjustments are an integral part of the overall performance of F&G, market conditions and/or the non-operating nature of these items can overshadow the underlying performance of the core business. Accordingly, management considers this to be a useful measure internally and to investors and analysts in analyzing the trends of our operations.
Effective April 1, 2020, F&G changed their definition of Adjusted Earnings to exclude the impact of market volatility on the alternative asset portfolio. Alternative investment valuations and GAAP net income can reflect significant non-cash impacts of market and economic conditions that are not indicative of expected returns over the life of the investments. Management invests in alternative investments to back future policyholder obligations consistent with its asset liability management strategy. Management evaluates the performance of the alternative investments and calculates Adjusted Earnings using a rate of return that is consistent with its investment strategy and indicative of expected returns. Management believes this change provides users of the financial statements and other financial communications a more representative view of the results of the core business of F&G for the periods after April 1, 2020. Previous periods have not been adjusted.

Adjusted Net Earnings from Continuing Operations Attributable to Common Shareholders

Adjusted Net Earnings from continuing operations attributable to common shareholders is a non-GAAP economic measure we use to evaluate financial performance attributable to our common shareholders each period. Adjusted net earnings from continuing operations attributable to common shareholders is calculated by adjusting net earnings (loss) available to common shareholders to eliminate the same items as described in the Adjusted Net Earnings paragraph above. While these adjustments are an integral part of the overall performance of the Company, market conditions and/or the non-operating nature of these items can overshadow the underlying performance of the core business. Accordingly, Management considers this to be a useful measure internally and to investors and analysts in analyzing the trends of our operations.

Common Shareholders’ Equity

Common Shareholders’ Equity is based on Total Shareholders’ Equity excluding Equity Available to Preferred Shareholders. Management considers this to be a useful measure internally and to investors to assess the level of equity that is attributable common stock holders.

Common Shareholders’ Equity Excluding AOCI

Common Shareholders’ Equity Excluding AOCI is based on Common Shareholders' Equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, Management considers this non-GAAP financial measure to provide useful supplemental information internally and to investors and analysts assessing the level of earned equity on common equity.

F&G - An Operating Segment of FNF
Financial Supplement - September 30, 2020
(All periods are unaudited)

Equity Attributable to Preferred Shareholders

Equity attributable to preferred shareholders is equal to the product of (a) the number of preferred shares outstanding plus share dividends declared but not yet issued and (b) the original liquidation preference amount per share. Management considers this non-GAAP measure to provide useful information internally and to investors and analysts to assess the level of equity that is attributable to preferred stock holders. (Note: F&G no longer has any preferred shareholders following the Business Combination)

Average Assets Under Management (AAUM)

AAUM is calculated as the sum of:
(i) total invested assets at amortized cost, excluding derivatives;
(ii) related party loans and investments;
(iii) accrued investment income;
(iv) the net payable/receivable for the purchase/sale of investments, and
(v) cash and cash equivalents, excluding derivative collateral, at the beginning of the period and the end of each month in the period, divided by the total number of months in the period plus one.
Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the rate of return on assets available for reinvestment.

Yield on AAUM

Yield on AAUM is calculated by dividing annualized net investment income by AAUM. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the level of return earned on AAUM.

Alternative Investment Yield Adjustment

Alternative investment yield adjustment is the current period yield impact of market volatility on the alternative investment portfolio. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the level of return earned on AAUM.

Adjusted Yield on AAUM

Adjusted Yield on AAUM is calculated by dividing annualized net investment income by AAUM, plus or minus the alternative investment yield adjustment. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the level of return earned on AAUM.

Net Investment Spread

Net investment spread is the excess of net investment income, adjusted for market volatility on the alternative asset investment portfolio, earned over the sum of interest credited to policyholders and the cost of hedging our risk on indexed product policies. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the performance of the Company’s invested assets against the level of investment return provided to policyholders, inclusive of hedging costs.